UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2024

Zevra Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
	(Commission File	(I.R.S. Employer Identification
(State or Other Jurisdiction of Incorporation)	Number)	No.)

1180 Celebration Boulevard, Suite 103,
Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01          Regulation FD Disclosure.

On January 8, 2024, Zevra Therapeutics, Inc., or the Company, issued a press release announcing that the U.S. Food and Drug Administration, or the FDA, has acknowledged receipt of the Company's resubmission of the New Drug Application, or NDA, for arimoclomol as an orally-delivered, first-in-class treatment for Niemann-Pick disease type C. In addition, the Company updated its corporate presentation.

A copy of the press release and presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The information contained in this Item 7.01, the press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.          Other Events.

On January 8, 2024, under the Prescription Drug User Fee Act (“PDUFA”), the FDA has deemed the arimoclomol NDA resubmission to be a Class II complete response which has a six-month review period from the date of resubmission. As a result, the FDA has assigned a PDUFA action date of June 21, 2024, and currently intends to present the resubmission for discussion in an advisory committee.

Item 9.01. Financial Statements and Exhibits.

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d)                                          Exhibits

Exhibit No.	Description
99.1	Press Release dated January 8, 2024.
99.2	Corporate Presentation dated January 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zevra Therapeutics, Inc.

Date: January 8, 2024	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer